Exhibit 99.1

Aeva Reports Third Quarter 2025 Results

Successfully Completed Top-10 Global Passenger OEM’s Development Program; In Late-stage Contract Negotiations for Series Production Award

Expanded Manufacturing Automation Product Line to Include Motion Sensing with Initial Sensor Orders Received

Bolstered Balance Sheet with $100M Investment from Apollo Global Management to Accelerate Aeva’s Commercial Momentum

MOUNTAIN VIEW, Calif., Nov. 5, 2025 – Aeva® (Nasdaq: AEVA), a leader in next-generation sensing and perception systems, today announced its third quarter 2025 results.

Key Company Highlights

•
Successfully completed the joint development program with a Top-10 global passenger OEM and advanced to late-stage contract negotiations for a large scale series production award
•
Growing interest and engagements with other major OEMs to leverage Aeva 4D LiDAR for L3 automotive applications
•
Expanded deeper into manufacturing automation with Eve 1V motion sensing product line; initial orders received from multiple customers
•
Brought up manufacturing line for Eve 1D with the first units produced and shipped to customers
•
Apollo Global Management to invest $100 million in convertible unsecured senior notes, further positioning Aeva to accelerate commercial momentum
•
On track with Daimler Truck production program with first vehicle builds completed and orders received for Atlas C Samples in 2026 to support OEM’s growing vehicle fleet
•
Released AevaScenes, the industry’s first FMCW 4D LiDAR open dataset, to advance research and adoption of FMCW for next-generation autonomous vehicle perception

“Aeva continues to gain the trust of an expanding list of diverse customers, driven by our unified perception platform that enables next-generation capabilities across a broad range of applications,” said Soroush Salehian, Co-founder and CEO at Aeva. “This includes progressing with the Top-10 global passenger OEM to final contract negotiations for a series production award. This is a pivotal time for the industry, and to further position Aeva to scale multiple programs and secure additional wins, we raised $100 million of additional capital, highlighting investor confidence in Aeva’s differentiated technology and ability to execute on our strong momentum.”

Third Quarter 2025 Financial Highlights

•
Cash, Cash Equivalents and Marketable Securities
o
Cash, cash equivalents and marketable securities of $48.9 million and available equity facility of $125.0 million as of September 30, 2025
•
Revenue
o
Revenue of $3.6 million in Q3 2025, compared to revenue of $2.3 million in Q3 2024

•
GAAP and Non-GAAP Operating Loss*
o
GAAP operating loss of $33.2 million in Q3 2025, compared to GAAP operating loss of $37.9 million in Q3 2024
o
Non-GAAP operating loss of $27.2 million in Q3 2025, compared to non-GAAP operating loss of $31.4 million in Q3 2024
•
GAAP and Non-GAAP Net Income or Loss per Share*
o
GAAP basic net income per share of $1.86 and diluted net loss per share of $0.52 in Q3 2025, compared to GAAP basic and diluted net loss per share of $0.70 in Q3 2024
o
Non-GAAP basic and diluted net loss per share of $0.46 in Q3 2025, compared to non-GAAP basic and diluted net loss per share of $0.55 in Q3 2024
•
Shares Outstanding
o
Weighted basic average shares outstanding of 57.9 million and diluted average shares outstanding of 61.1 million in Q3 2025

*Tables reconciling GAAP to non-GAAP measures are provided at the end of this release.

About Aeva Technologies, Inc. (Nasdaq: AEVA)

Aeva’s mission is to bring the next wave of perception to a broad range of applications from automated driving, manufacturing automation and smart infrastructure, to robotics and consumer devices. Aeva is accelerating autonomy with its groundbreaking perception platform that integrates lidar-on-chip technology, system-on-chip processing, and perception algorithms onto silicon leveraging silicon photonics. Aeva 4D LiDAR sensors uniquely detect velocity and position simultaneously, allowing automated devices like vehicles and robots to make more intelligent and safe decisions. For more information, visit www.aeva.com, or connect with us on X or LinkedIn.

Aeva, the Aeva logo, Aeva 4D LiDAR, Aeva Atlas, Aeries, Aeva Eve, Aeva Ultra Resolution, Aeva CoreVision, and Aeva X1 are trademarks/registered trademarks of Aeva, Inc. All rights reserved. Third-party trademarks are the property of their respective owners.

Forward-looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Forward-looking statements in this press release include our beliefs regarding our expectations with respect to timing of product shipments, customer agreements, ability to enter new markets and investments, and our recent signed financing agreement. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including, but not limited to: (i) the fact that Aeva is an early stage company with a history of operating losses and may never achieve profitability, (ii) Aeva’s limited operating history and limited history of shipping significant product volumes, (iii) the ability to implement business plans, forecasts, and other expectations and to identify and realize additional opportunities, (iv) the ability for Aeva to have its products selected for inclusion in OEM products, (v) the ability to manufacture at volumes and costs needed for commercial programs, (vi) no assurance that any of our customers will ever complete testing and validation with us or that we will receive any billings or revenues in connection with such programs or that such customers will continue such programs, (vii) the need to conclude definitive deployment or production agreements with potential customers, (viii) that any validation orders will result in larger orders, (ix) that any programs into which our products may be designed will result in significant end customer sales, (x) that any of the opportunities referenced in this press release will result in significant deployments of our products, (xi) unforeseen project delays or product issues, such as difficulties or delays in shipping, manufacturing or installation, (xii) end customer acceptance of the platform, (xiii) our ability to reduce costs and unforeseen expenses and impact of global economic conditions, (xiv) acceptance of Aeva’s technology in other markets, (xv) the securities purchase agreement is subject to satisfaction of closing conditions, and (xvi) other material risks and other important factors that could affect our financial results that are further described in our filings with the SEC. Please refer to our filings with the SEC, including our most recent Form 10-K and Form 10-Q. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Aeva assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Aeva does not give any assurance that it will achieve its expectations.

Non-GAAP Information

In addition to our financial results determined in accordance with U.S. GAAP, we present non-GAAP operating loss and non-GAAP net loss per share. “Non-GAAP operating loss” is defined as GAAP operating loss before stock-based compensation, loss on joint development agreement and litigation settlement, net. “Non-GAAP net loss per share” is defined as non-GAAP net loss divided by weighted average shares outstanding, basic and diluted. “Non-GAAP net loss” is defined as GAAP net loss before stock-based compensation, loss on joint development agreement, litigation settlement, net, fair value of share subscription liability and change in fair value of warrant liability.

We believe that non-GAAP operating loss and non-GAAP net loss per share, when taken together with the corresponding U.S. GAAP financial measures, provide meaningful supplemental information regarding our performance by excluding certain items that may not be indicative of our core business, results of operations, or outlook. We consider non-GAAP operating loss and non-GAAP net loss per share to be important measures because they help illustrate underlying trends in our business and our historical operating performance on a more consistent basis.

However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool, and should not be considered in isolation or as a substitute for financial information presented in accordance with U.S. GAAP. Non-GAAP financial measures have limitations, including that they exclude certain expenses that are required under GAAP, which adjustments reflect the exercise of judgment by management. In addition, other companies, including companies in our industry, may calculate similarly-titled non-GAAP financial measures or ratios differently or may use other financial measures or ratios to evaluate their performance, all of which could reduce the usefulness of non-GAAP operating loss and non-GAAP net loss per share as tools for comparison. Reconciliations are provided at the end of this release to the most directly comparable financial measures in accordance with U.S. GAAP. Investors are encouraged to review our U.S. GAAP financial measures and not to rely on any single financial measure to evaluate our business.

Contacts

Media:

Michael Oldenburg

press@aeva.ai

Investors:

Andrew Fung

investors@aeva.ai

AEVA TECHNOLOGIES, INC.
Condensed Consolidated Balance Sheet
(Unaudited)
(In thousands)

	September 30, 2025	December 31, 2024

ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$45,688	$28,864
Marketable securities	3,200	83,143
Accounts receivable	1,946	1,187
Inventories	4,949	2,345
Other current assets	10,647	7,761
Total current assets	66,430	123,300
Operating lease right-of-use assets	6,032	3,826
Property, plant and equipment, net	12,270	10,332
Intangible assets, net	1,050	1,725
Other noncurrent assets	7,013	8,306
TOTAL ASSETS	$92,795	$147,489
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$4,413	$5,453
Accrued liabilities	9,786	5,710
Accrued employee costs	3,573	5,783
Lease liability, current portion	1,543	3,039
Other current liabilities	1,555	19,174
Total current liabilities	20,870	39,159
Lease liability, noncurrent portion	4,581	720
Warrant liability	33,611	8,258
Other non-current liability	515	—
TOTAL LIABILITIES	59,577	48,137
STOCKHOLDERS’ EQUITY:
Common stock	6	6
Additional paid-in capital	765,187	711,160
Accumulated other comprehensive income	-	47
Accumulated deficit	(731,975)	(611,861)
TOTAL STOCKHOLDERS’ EQUITY	33,218	99,352
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$92,795	$147,489

AEVA TECHNOLOGIES, INC.
Condensed Consolidated Statements of Operations
(Unaudited)
(In thousands, except share and per share data)

	Three Months Ended Sep 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Revenue	$3,579	$2,250	$12,458	$6,369
Cost of revenue (1)	3,149	2,971	14,438	9,330
Gross profit (loss)	430	(721)	(1,980)	(2,961)
Operating expenses:
Research and development expenses (1)	22,164	27,116	66,574	78,324
General and administrative expenses (1)	9,624	8,456	24,810	25,530
Selling and marketing expenses (1)	1,803	1,583	5,138	5,818
Litigation settlement, net	—	—	—	11,500
Total operating expenses	33,591	37,155	96,522	121,172
Operating loss	(33,161)	(37,876)	(98,502)	(124,133)
Interest income	385	1,770	2,011	6,327
Change in fair value of warrant liability	68,524	(1,263)	(25,354)	1,817
Fair value gain on settlement of share subscription liability	71,647	—	1,651	—
Other income (expense), net	166	(5)	273	19
Income (loss) before income taxes	$107,561	$(37,374)	$(119,921)	$(115,970)
Income tax provision	66	22	193	145
Net income (loss)	$107,495	$(37,396)	$(120,114)	$(116,115)
Net income (loss) per share
Basic	$1.86	$(0.70)	$(2.15)	$(2.18)
Diluted	$(0.52)	$(0.70)	$(2.15)	$(2.18)
Weighted-average shares used in computing net loss per share
Basic	57,883,326	53,704,039	55,942,977	53,149,318
Diluted	61,087,059	53,704,039	55,942,977	53,149,318

(1) Includes stock-based compensation as follows:

	Three Months Ended Sep 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Cost of revenue	$51	$42	$114	$208
Research and development expenses	3,531	4,261	9,942	12,439
General and administrative expenses	2,219	1,983	5,944	3,803
Selling and marketing expenses	139	219	528	680
Total stock-based compensation expense	$5,940	$6,505	$16,528	$17,130

AEVA TECHNOLOGIES, INC.

Condensed Consolidated Statements of Cash Flows

(Unaudited)

(In thousands)

	Nine Months Ended September 30,
	2025	2024
Cash flows from operating activities:
Net loss	$(120,114)	$(116,115)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	4,053	4,042
Loss on joint development agreement	3,785	—
Impairment of inventories	493	883
Change in fair value of warrant liability	25,354	(1,817)
Stock-based compensation	16,528	17,130
Amortization of right-of-use assets	2,554	2,576
Amortization of premium and accretion of discount on available-for-sale securities, net	(907)	(2,932)
Other	—	298
Changes in operating assets and liabilities:
Accounts receivable	(759)	53
Inventories	(3,097)	(634)
Other current assets	3,114	(2,557)
Other noncurrent assets	301	317
Accounts payable	(1,511)	(563)
Accrued liabilities	637	1,985
Accrued employee costs	(2,210)	(1,626)
Lease liability	(2,394)	(2,663)
Other current liabilities	(19,270)	15,608
Other non-current liability	515	—
Net cash used in operating activities	(92,928)	(86,015)
Cash flows from investing activities:
Purchase of property, plant and equipment	(3,099)	(2,969)
Purchase of available-for-sale securities	(25,548)	(62,848)
Proceeds from maturities of available-for-sale securities	106,349	144,108
Net cash provided by investing activities	77,702	78,291
Cash flows from financing activities:
Proceeds from issuance of stock in private placement	32,500	—
Payments of taxes withheld on net settled vesting of restricted stock units	(578)	(438)
Proceeds from exercise of stock options	128	77
Net cash provided by (used in) financing activities	32,050	(361)
Net increase (decrease) in cash and cash equivalents	16,824	(8,085)
Beginning cash and cash equivalents	28,864	38,547
Ending cash and cash equivalents	$45,688	$30,462

AEVA TECHNOLOGIES, INC.

Reconciliation of GAAP to Non-GAAP Operating Results

(Unaudited)

(In thousands, except share and per share data)

Reconciliation from GAAP to non-GAAP operating loss
	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024

GAAP operating loss	$(33,161)	$(37,876)	$(98,502)	$(124,133)
Stock-based compensation	5,940	6,505	16,528	17,130
Loss on joint development agreement	—	—	3,785	—
Litigation settlement, net	—	—	—	11,500
Non-GAAP operating loss	$(27,221)	$(31,371)	$(78,189)	$(95,503)

Reconciliation from GAAP to non-GAAP net loss
	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024

GAAP net income (loss)	$107,495	$(37,396)	$(120,114)	$(116,115)
Stock-based compensation	5,940	6,505	16,528	17,130
Loss on joint development agreement	—	—	3,785	—
Change in fair value of warrant liability	(68,524)	1,263	25,354	(1,817)
Fair value gain on settlement of share subscription liability	(71,647)	—	(1,651)	—
Litigation settlement, net	—	—	—	11,500
Non-GAAP net loss	$(26,736)	$(29,628)	$(76,098)	$(89,302)

AEVA TECHNOLOGIES, INC.

Reconciliation of GAAP to Non-GAAP Operating Results

(Unaudited)

(In thousands, except share and per share data)

Reconciliation between GAAP and non-GAAP net income (loss) per share
	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Shares used in computing GAAP net income (loss) per share:
Basic	57,883,326	53,704,039	55,942,977	53,149,318
Diluted	61,087,059	53,704,039	55,942,977	53,149,318
GAAP net income (loss) per share
Basic	$1.86	$(0.70)	$(2.15)	$(2.18)
Diluted	$(0.52)	$(0.70)	$(2.15)	$(2.18)

GAAP net income (loss) per share
Basic	$1.86	$(0.70)	$(2.15)	$(2.18)
Stock-based compensation	0.10	0.13	0.30	0.31
Loss on joint development agreement	—	—	0.07	—
Change in fair value of warrant liability	(1.18)	0.02	0.45	(0.03)
Fair value gain on settlement of share subscription liability	(1.24)	—	(0.03)	-
Litigation settlement, net	—	—	—	0.22
Non-GAAP net income (loss) per share
Basic and Diluted(2)	$(0.46)	$(0.55)	$(1.36)	$(1.68)

(2)As the Company was in a non-GAAP net loss position for the three months ended September 30, 2025, the Company used basic earnings per share on a GAAP basis (shares and GAAP net income (loss) per share) to reconcile to non-GAAP basic and diluted net loss per share calculations. Use of the GAAP diluted share count of 61,087,059 was not used in the reconciliation because it would result in the inclusion of additional shares that are antidilutive on non-GAAP net income (loss) per share for diluted purposes.